EXECUTION

RECONSTITUTED SERVICING AGREEMENT

This Reconstituted Servicing Agreement (this “Agreement”) dated as of August 1, 2006, is by and among INDYMAC BANK, F.S.B. (“IndyMac” or the “Servicer”), GREENWICH CAPITAL ACCEPTANCE, INC. (“GCA” or the “Depositor”) and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. (“GCFP” or the “Seller”) and is acknowledged by WELLS FARGO BANK, N.A., as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator”) and DEUTSCHE BANK NATIONAL TRUST COMPANY, as trustee (the “Trustee”).

RECITALS

WHEREAS, GCFP has conveyed the mortgage loans listed on Exhibit Two hereto (the “Serviced Loans”) to the Depositor pursuant to a mortgage loan purchase agreement dated as of August 1, 2006 (the “Mortgage Loan Purchase Agreement”), between GCFP and the Depositor, and the Depositor in turn has conveyed the Serviced Loans to the Trustee pursuant to a pooling and servicing agreement dated as of August 1, 2006 (the “Pooling and Servicing Agreement”), among GCFP, GCA, the Master Servicer, the Securities Administrator and the Trustee;

WHEREAS, the Serviced Loans were serviced by IndyMac for the Seller pursuant to a Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 1, 2005 (the “Servicing Agreement”), between GCFP and IndyMac, a copy of which is annexed hereto as Exhibit Three;

WHEREAS, GCFP desires that IndyMac continue to service the Serviced Loans and IndyMac has agreed to do so;

WHEREAS, Section 25 of the Servicing Agreement provides that, subject to certain conditions set forth therein, GCFP may assign the Servicing Agreement to any person to whom any “Mortgage Loan” (as such term is defined in the Servicing Agreement) is transferred pursuant to a sale or financing. Without limiting the foregoing, IndyMac has agreed, in Section 12 and Section 32 of the Servicing Agreement, to enter into additional documents, instruments or agreements as may be reasonably necessary in connection with any “Securitization Transaction” (as such term is defined in the Servicing Agreement) contemplated by GCFP pursuant to the Servicing Agreement;

WHEREAS, IndyMac and GCFP agree that (a) the transfer of the Serviced Loans from GCFP to the Depositor and from the Depositor to the Trustee to be accomplished by the Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement constitutes a Securitization Transaction and (b) this Agreement shall constitute a “Reconstitution Agreement” (as such term is defined in the Servicing Agreement) in connection with such Securitization Transaction that shall govern the Serviced Loans for so long as such Serviced Loans remain subject to the provisions of the Pooling and Servicing Agreement;

WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Loans on behalf of the Trustee and the Trust Fund, and shall have the right to terminate the rights and obligations of IndyMac upon the occurrence and continuance of an Event of Default under this Agreement;

NOW, THEREFORE, in consideration of the mutual promises contained herein the parties hereto agree as follows:

Definitions

Capitalized terms used and not defined in this Agreement (including Exhibit One hereto) or in the Servicing Agreement shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Servicing

IndyMac agrees, with respect to the servicing of the Serviced Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed by the Seller (as such term is defined in the Servicing Agreement) under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit One hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

Trust Cut-off Date

The parties hereto acknowledge that by operation of Section 11.14 of the Servicing Addendum to the Servicing Agreement (as modified by this Agreement) the remittance on September 18, 2006 to be made to the Trust Fund is to include all principal collections due after August 1, 2006 (the “Trust Cut-off Date”), plus interest thereon at the weighted average Mortgage Interest Rate collected during the immediately preceding Due Period, but exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, and taking into account the adjustments specified in the first paragraph of Section 11.14 of the Servicing Addendum to the Servicing Agreement.

Servicing Fee

Notwithstanding any provision of the Servicing Agreement to the contrary, the Servicing Fee rate for the Serviced Loans shall be equal to 0.375% per annum (the “Servicing Fee Rate”). The Servicing Fee shall be payable monthly from the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 11.05 of the Servicing Addendum to the Servicing Agreement) of the related Monthly Payment collected by the Servicer (or as otherwise provided under Section 11.05 of the Servicing Addendum to the Servicing Agreement).

Recognition of the Master Servicer and the Trust Fund

1. From and after the date hereof IndyMac shall recognize the HarborView Mortgage Trust 2006-8 Trust Fund (the “Trust Fund”) as the owner of the Serviced Loans, and IndyMac will service the Serviced Loans for the Trust Fund as if the Trust Fund and IndyMac had entered into a separate servicing agreement for the servicing of the Serviced Loans in the form of the Servicing Agreement. Pursuant to the Pooling and Servicing Agreement, the Master Servicer and the Trustee shall have the same rights (but not the obligations, except to the extent expressly set forth in the Pooling and Servicing Agreement) as the Purchaser under the Servicing Agreement to enforce the obligations of IndyMac, including, without limitation, the enforcement of (i) the document delivery requirements set forth in Section 6.03 of the Servicing Agreement and (ii) remedies with respect to representations and warranties made by IndyMac in the Servicing Agreement, and shall be entitled to enforce all of the obligations of IndyMac thereunder insofar as they relate to the Serviced Loans. IndyMac shall look solely to the Trust Fund for performance of any obligations of the Purchaser under the Servicing Agreement and the Trust Fund hereby assumes such obligations. All references to the Purchaser under the Servicing Agreement insofar as they relate to the Mortgage Loans, shall be deemed to refer to the Trust Fund. IndyMac shall not amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way (i) affect the Serviced Loans or IndyMac’s performance under the Servicing Agreement with respect to the Serviced Loans without the prior written consent of the Trustee and the Master Servicer or (ii) materially and adversely affect the interests of the Certificateholders in the Mortgage Loans.

2. The Master Servicer shall be entitled to terminate the rights and obligations of IndyMac under this Agreement, as provided in Section 15 (Default) of the Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be required to assume any of the obligations of the Purchaser under the Servicing Agreement; and in entering into this Agreement, in connection with the performance by the Master Servicer of any duties it may have hereunder, and in the exercise by the Master Servicer of its rights the parties and other signatories hereto, except IndyMac, agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability, immunities and indemnities afforded to the Master Servicer under the Pooling and Servicing Agreement. Without limitation of the foregoing, any provision of the Servicing Agreement requiring GCFP or the Trust Fund, as assignee of GCFP’s rights and obligations as “Purchaser” under the Servicing Agreement, to reimburse the Servicer for any costs or expenses shall be satisfied by the Servicer’s reimbursement of such costs or expenses from the Custodial Account. Notwithstanding the foregoing, it is understood that IndyMac shall not be obligated to defend and indemnify and hold harmless the Master Servicer, the Trust Fund, the Trustee, GCFP and GCA against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) actions or inactions of IndyMac which were taken or omitted upon the written instruction or direction of the Trust Fund’s designee or (ii) the failure of the Trust Fund’s designee to perform the obligations of the “Owner” or “Purchaser” under the Servicing Agreement.

Warranties

GCFP and IndyMac mutually warrant and represent that, with respect to the Serviced Loans, the Servicing Agreement is in full force and effect as of the date hereof and has not been amended or modified in any way with respect to the Serviced Loans, except as set forth herein, and no notice of termination has been given thereunder.

Representations

Pursuant to Section 12 of the Servicing Agreement, IndyMac hereby represents and warrants, for the benefit of GCFP, GCA, the Trustee and the Trust Fund, that (i) the representations and warranties set forth in Section 7.01 of the Servicing Agreement are true and correct as of August 30, 2006 (the “Reconstitution Date”), as if such representations and warranties were made on such date and (ii) the representations and warranties set forth in Section 7.02 of the Servicing Agreement are true and correct as of the Closing Date (as defined in the Servicing Agreement).

IndyMac hereby acknowledges and agrees that the remedies available to the Trust Fund (including the Trustee acting on the Trust Fund’s behalf) in connection with any breach of the representations and warranties made by IndyMac set forth above that materially and adversely affects the value of that Mortgage Loan or the interests of the Purchaser in such Mortgage Loan shall be as set forth in Subsection 7.03 of the Servicing Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein). Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Trust Fund as Purchaser under the Servicing Agreement.

Assignment

IndyMac hereby acknowledges that the rights of GCFP under the Servicing Agreement as amended by this Agreement (other than its rights under Section 7.04) will be assigned to GCA under a Mortgage Loan Purchase Agreement and by GCA to the Trust Fund under the Pooling and Servicing Agreement, and agree that the Mortgage Loan Servicing Agreement and the Pooling and Servicing Agreement will each be a valid assignment and assumption agreement or other assignment document and will constitute a valid assignment and assumption of the rights of GCFP’s rights and obligations as “Purchaser” under the Servicing Agreement to GCA and the Trustee, on behalf of the Trust Fund, as applicable. In addition, the Trust Fund has made, or intends to make, a REMIC election. IndyMac hereby consents to such assignment and assumption and acknowledge the Trust Fund’s REMIC election.

Notices and Remittances

1. All notices, consents, certificates, reports and certifications (collectively, “Written Information”) required to be delivered to the Purchaser under the Servicing Agreement and under this Agreement shall be delivered to the Master Servicer at the following address:

Wells Fargo Bank, N.A.
P.O. Box 98
Columbia, Maryland 21046
Attention: Corporate Trust Group, HarborView 2006-8
(or in the case of overnight deliveries,
9062 Old Annapolis Road
Columbia, Maryland 21045)
Telephone: (410) 884-2000
Facsimile: (410) 715-2380

2. All amounts required to be remitted or distributed by the Servicer to the “Purchaser” under the Servicing Agreement and under this Agreement shall be on a scheduled/scheduled basis and shall be made to the following wire account:

Wells Fargo Bank, N.A.
ABA#: 121-000-248
Account Name: SAS CLEARING
Account Number: 3970771416
For further credit to: HarborView 2006-8, Account #50941300

3. All Written Information required to be delivered to the Trustee under the Servicing Agreement and under this Agreement shall be delivered to the Trustee at the following address:

Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, California 92705
Attention: HarborView 2006-8
Telephone: (714) 247-6000
Facsimile: (714) 247-6329

4. All Written Information required to be delivered to the Depositor under the Servicing Agreement and under this Agreement shall be delivered to the Depositor at the following address:

Greenwich Capital Acceptance, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830
Attention: Legal Department (HarborView 2006-8)
Telephone: (203) 625-6072
Facsimile: (203) 618-2163

5. All demands, notices and communications required to be delivered to IndyMac under the Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

IndyMac Bank, F.S.B.
3465 East Foothill Boulevard
Pasadena, California 91107
Attention:  Secondary Marketing

Governing Law

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Counterparts

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

Reconstitution

IndyMac and GCFP agree that this Agreement is a Reconstitution Agreement executed in connection with a Securitization Transaction and that August 30, 2006 is the Reconstitution Date.

Limited Role of the Trustee

The Trustee shall have no obligations or duties under this Agreement except as expressly set forth herein. No implied duties on the part of the Trustee shall be read into this Agreement. Nothing herein shall be construed to be an assumption by the Trustee of any duties or obligations of any party to this Agreement or the Servicing Agreement, the duties of the Trustee being solely those set forth in the Pooling and Servicing Agreement. The Trustee is entering into this Agreement solely in its capacity as Trustee under the Pooling and Servicing Agreement and not individually, and there shall be no recourse against the Trustee in its individual capacity hereunder or for the payment of any obligations of the Trust or the Trust Fund.

Executed as of the day and year first above written.

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

By:  /s/ Ara Balabanian
Name:  Ara Balabanian
Title:    Vice President

INDYMAC BANK, F.S.B.

By:  /s/ Andy Sciandra
Name:  Andy Sciandra
Title:    Senior Vice President Secondary Marketing

GREENWICH CAPITAL ACCEPTANCE, INC.

By:  /s/ Ara Balabanian
Name:  Ara Balabanian
Title:    Vice President

Agreed to and acknowledged By:

DEUTSCHE BANK NATIONAL TRUST COMPANY
not in its individual capacity, but solely as Trustee
For HarborView Mortgage Trust 2006-8 Trust Fund
under the Pooling and Servicing Agreement

By:  /s/ Melissa Wilman
Name:  Melissa Wilman
Title:    Vice President

By:  /s/ Karlene Benvenuto
Name:  Karlene Benvenuto
Title:    Authorized Signer

WELLS FARGO BANK, N.A.,
as Master Servicer and Securities Administrator

By:  /s/ Graham Oglesby
Name:  Graham Oglesby
Title:    Assistant Vice President

EXHIBIT ONE

Modifications to the Servicing Agreement

1.	The definition of “Business Day” in Section 1 is hereby amended in its entirety to read as follows:

Business Day: Any day other than a Saturday or Sunday, or a day on which banks and savings and loan institutions in California, Maryland, Minnesota or New York are authorized or obligated by law or executive order to be closed.

2.	The definition of “Eligible Account” in Section 1 is hereby amended in its entirety to be as defined in the Pooling and Servicing Agreement.

3.	The definition of “Mortgage Interest Rate” in Section 1 is hereby amended by adding the phrase “net of any Relief Act Reduction” to the end of such definition.

4.	The definition of “Opinion of Counsel” in Section 1 is hereby amended in its entirety to read as follows:

Opinion of Counsel: A written opinion of counsel, who may be an employee of IndyMac, that is reasonably acceptable to the Trustee and the Master Servicer provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Trustee, the Master Servicer and the Depositor who (i) is in fact independent of IndyMac, (ii) does not have any material direct or indirect financial interest in IndyMac or in any affiliate of any such entity and (iii) is not connected with IndyMac as an officer, employee, director or person performing similar functions.

5.	A new definition of “Permitted Investments” is hereby added to Section 1 immediately following the definition of “Periodic Rate Cap” to read as follows:

Permitted Investments: Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Depositor, the Trustee or the Master Servicer or any of their respective Affiliates or for which an Affiliate of the Trustee or the Master Servicer serves as an advisor:

(i)  direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

(ii)  (A) such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of each Rating Agency and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

(iii)  repurchase obligations with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A (or its equivalent) or higher by each Rating Agency;

(iv)  securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America, the District of Columbia or any State thereof and that are rated by each Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

(v)  commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations) that is rated by each Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

(vi)  units of money market funds (which may be 12b-1 funds, as contemplated by the Commission under the Investment Company Act of 1940) registered under the Investment Company Act of 1940 including funds managed or advised by the Trustee or an affiliate thereof having the highest applicable rating from each Rating Agency; and

(vii)  if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to each Rating Agency in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial ratings of the Senior Certificates;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

6.	A new definition of “Rating Agency” is hereby added to Section 1 immediately following the definition of “Qualified Substitute Mortgage Loan” to read as follows:

Rating Agency: Any nationally recognized statistical rating agency rating the securities issued in the applicable Securitization Transaction.

7.	A new definition of “Relief Act Reduction” is hereby added to Section 1 immediately following the definition of “Regulation AB” to read as follows:

Relief Act Reduction: With respect to any Mortgage Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Servicemembers Civil Relief Act, as amended, or any similar state law, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate without giving effect to such reduction.

8.	A new definition of “Sarbanes Certifying Party” is added to Section 1 immediately before the definition of “Securities Act” to read as follows:

Sarbanes Certifying Party: A Person who provides a certification required under the Sarbanes-Oxley Act of 2002 on behalf of the Trust Fund.

9.	Subsection 7.03 (Remedies for Breach of Representations and Warranties) is hereby amended as follows:

(i)	by adding the words “(payable from its own funds and not from the Custodial Account)” to the first sentence of the fifth paragraph after the word “indemnify;”

(ii)
by replacing the words “any subsequent Purchaser and hold them” at the beginning of the second line of the sixth paragraph with “the Seller, the Depositor, the Trustee and the Trust Fund and hold each of them;”

(iii)	by replacing each of the references to “any subsequent Purchaser” in the last sentence of the sixth paragraph with “the Seller, the Depositor, the Trustee and the Trust Fund;” and

(iv)	by replacing each of the references to “the Purchaser” in the seventh paragraph with “the Seller, the Depositor or the Trustee.”

10.	A new Subsection 7.05 (Credit Reporting) is added to Section 7 to read as follows:

Subsection 7.05

The Seller will fully furnish in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

11.	Subsection 13.03 (Information to Be Provided by the Seller) is hereby amended as follows:

(i)
by replacing “If so requested by the Purchaser, any Master Servicer or any Depositor for the purpose of satisfying its reporting obligation” of the first sentence of subclause (iv) with “For the purpose of satisfying the reporting obligation”; and

(ii)	by adding a new clause (viii) to read as follows:

(viii)
The Seller shall provide (and cause each Subservicer to provide) to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies of audited financial information and reports, and such other information related to the Seller or any Subservicer or the Seller or such Subservicer’s performance hereunder as may be reasonably requested by the Purchaser, any Master Servicer or any Depositor.

12.	Subsection 13.04 (Servicer Compliance Statement) is hereby amended by:

(i)	adding “, the Master Servicer” after the word “Purchaser” in the second and third lines of the first paragraph.

13.	Subsection 13.05 (Report on Assessment of Compliance and Attestation) is hereby amended:

(i)	by deleting the phrase “a certification substantially in the form of” and “delivered to the Purchaser concurrently with the execution of this Agreement” from the last sentence of clause (i)(1); and

(ii)	by deleting clause (i)(4) in its entirety and replacing it with new clause (i)(4) to reads as follows:

(i)(4)
deliver, and cause each Subservicer and Subcontractor described in clause (3) above to deliver, to the Purchaser, the Master Servicer, any Depositor and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction, a certification, signed by an appropriate officer of the Company, in the form attached hereto at Exhibit 14.

14.	Subsection 13.06(i) is hereby amended by adding the words “, any Master Servicer” after the word “Purchaser” wherever it appears.

15.
Subsection 13.06(ii) is hereby amended by adding the words “, any Master Servicer” after the word “Purchaser” in such section and by adding the words “and any other certifications” after the word “attestation” in the last sentence of the second paragraph of such section.

16.	Subsection 14.01 (Additional Indemnification) by the Seller is hereby amended:

(i)	by replacing each of the references to “any subsequent Purchaser” in the paragraph with “the Seller, the Trust Fund, the Trustee, the Master Servicer and the Depositor;” and

(ii)	by replacing the reference to “them” in the paragraph with “each.”

17.	Subsection 14.04 (Seller Not to Resign) is hereby amended by replacing any reference to “the Purchaser” with “the Depositor, the Trustee, the Master Servicer and each Rating Agency.”

18.	Subsection 14.05 (No Transfer of Servicing) is hereby amended:

(i)
by replacing the words “prior written approval of the Purchaser” with “the prior written consent of the Master Servicer, which consent shall not be unreasonably withheld” in the second sentence of the paragraph.

19.	Subsection 15.01 (Events of Default) is hereby amended as follows:

(i)	by replacing each reference to “the Purchaser” with “the Master Servicer;”

(ii)	by amending and restating clause (i) of Section 15.01 to read as follows:

(i) any failure of the Servicer to remit to the Master Servicer any payment required to be made under the terms of this Agreement which continues unremedied for a period of one (1) Business Day after the date upon which such payment was required to be made; or

(iii)	by adding the words “subject to clause (x) of this Subsection 15.01,” at the beginning of clause (ii);

(iv)
by replacing in clause (x) the words “Sections 11.24, 11.25 or 11.26 of the Servicing Addendum, which failure continues unremedied for a period of three (3) days” with the words “any failure by the Seller to duly perform, within the required time period, its obligations to provide any certifications, assessments, attestations or statements of compliance under Subsections 13.04 and 13.05 hereof, which failure continues unremedied for a period of ten (10) days.”

20.	Subsection 15.02 (Waiver of Defaults) is hereby amended by replacing the reference to “Purchaser” with “Master Servicer.”

21.	Section 16 (Termination) is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

Section 16. Termination

The respective obligations and responsibilities of the Servicer shall terminate upon the: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; (ii) in accordance with Section 15.01 or (iii) in accordance with Section 14.05.

22.	Section 17 (Successor to the Seller) is hereby amended as follows:

(i)	by replacing the words “Prior to” with “Upon” at the beginning of the first sentence of the first paragraph;

(ii)	by replacing the reference to “Section 12, 15 or 16” with “Subsection 15.01” in the second line of the first paragraph;

(iii)	by adding the words “, in accordance with the Pooling and Servicing Agreement,” after the word “shall” in the second line of the first paragraph;

(iv)	by adding the following new sentence immediately after the first sentence of the first paragraph to read as follows:

Any successor to the Servicer shall be a FHLMC- or FNMA-approved servicer and shall be subject to the approval of each Rating Agency, as evidenced by a letter from each such Rating Agency delivered to the Trustee and the Master Servicer that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.

(v)	by adding the following proviso at the end of the second sentence of the first paragraph immediately before the period to read as follows:

; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.

(vi)	by replacing the references to “the Purchaser” in the second and eighth lines of the second paragraph with “the Master Servicer and the Trustee;” and

(vii)	by adding the following new paragraph as the fourth paragraph to read as follows:

Except as otherwise provided in this Section 17, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (as a result of the termination of the Seller as Servicer or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data, including the completion, correction or manipulation of such servicing data as may be required to correct any errors or insufficiencies in the servicing data, to the successor servicer shall be paid by the terminated or resigning Servicer from its own funds without reimbursement.

23.	Section 25 (Successors and Assigns) is hereby amended:

(i)
by replacing the words “the consent of the Purchaser” at the end of the last sentence with “the prior written consent of Greenwich Capital Acceptance, Inc., the Trustee, the Master Servicer and each Rating Agency.”

24.	Section 31 (Third Party Beneficiary) is hereby deleted in its entirety and replaced with the following:

SECTION 31. Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee and the Depositor each receive the benefit of the provisions of this Agreement as an intended third party beneficiary of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Trustee and the Depositor as if the Trustee and the Depositor were each a party to this Agreement, and the Trustee and the Depositor each shall have the same rights and remedies to enforce the provisions of this Agreement as if it were a party to this Agreement. Notwithstanding the foregoing, all rights and obligations of the Trustee, the Master Servicer and the Depositor hereunder (other than the right to indemnification and the indemnification obligations, as applicable) shall terminate upon termination of the Trust Fund pursuant to the Pooling Agreement.

25.	A new Section 34 (Amendment) is hereby added to the Servicing Agreement to read as follows:

SECTION 34. Amendment. This Agreement may be amended only by written agreement signed by the Servicer, the Depositor, the Master Servicer and the Trustee. The party requesting such amendment shall, at its own expense, provide the Depositor, the Master Servicer and the Trustee with an Opinion of Counsel that (i) such amendment is permitted under the terms of this Agreement, (ii) the Servicer has complied with all applicable requirements of this Agreement, and (iii) such Amendment will not materially adversely affect the interest of the Certificateholders in the Mortgage Loans.

26.	Section 11.01 of the Servicing Addendum (Seller to Act as Servicer) is hereby amended as follows:

(i)	by adding the following proviso at the end of the first paragraph to read as follows:

provided, however, that the Seller shall not knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any REMIC created under the Pooling Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) provided, however, that such action (or failure thereof) by the Seller shall not be deemed to cause any REMIC created under the Pooling Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon any such REMIC created thereunder, if the Trustee and the Master Servicer have received an Opinion of Counsel (at the expense of the Seller reimbursable from funds in the Custodial Account) to that effect.

(ii)	by adding the following additional proviso at the end of the first sentence of the second paragraph to read as follows:

; provided, further, no such modification shall be permitted unless the Seller shall have provided to the Trustee, the Master Servicer an Opinion of Counsel in writing to the effect that such modification, waiver or amendment would not cause an Adverse REMIC Event (as defined in the Pooling Agreement). The costs of obtaining such Opinion of Counsel shall be a reimbursable expense to the Seller to be withdrawn from the Custodial Account pursuant to Section 11.05 of this Agreement. Promptly after the execution of any modification of any Mortgage Loan, the Seller shall deliver to the Trustee the originals of any documents evidencing such modification.

27.	Section 11.03(d) of the Servicing Addendum (Realization Upon Defaulted Mortgage Loans) is hereby deleted in its entirety.

28.	Section 11.04 of the Servicing Addendum (Establishment of Custodial Accounts; Deposits in Custodial Accounts) is hereby amended as follows:

(i)	by adding the words “, entitled ‘in trust for the Trustee of the HarborView Mortgage Trust 2006-8 Trust Fund’” at the end of the first sentence of the first paragraph.

(ii)	by adding a new paragraph at the end of the section to read as follows:

“Funds in the Custodial Account shall, if invested, be invested in Permitted Investments; provided, however, that the Servicer shall be under no obligation or duty to invest (or otherwise pay interest on) amounts held in the Custodial Account. All Permitted Investments shall mature or be subject to redemption or withdrawal no later than one Business Day prior to the next succeeding Remittance Date (except that if such Permitted Investment is an obligation of the Servicer, then such Permitted Investment shall mature not later than such applicable Remittance Date). Any and all investment earnings from any such Permitted Investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order from time to time, and shall not be part of the Trust Fund. The risk of loss of moneys required to be remitted to the Master Servicer resulting from such investments shall be borne by and be the risk of the Servicer. The Servicer shall deposit the amount of any such loss in the Custodial Account immediately as realized, but in no event later than the related Remittance Date.”

(iii)	by deleting the final paragraph of Subsection 11.04.

29.	Section 11.05 of the Servicing Addendum (Permitted Withdrawals From the Custodial Account) is hereby amended as follows:

(i)	by adding a new subclause (ix) to read as follows:

(ix) to reimburse itself for unreimbursed Servicing Advances to the extent that such amounts are nonrecoverable by the Servicer pursuant to subclause (iii) above; and

(ii)	by adding the words “and (ix)” after the words “subclauses (ii) - (vii)”.

30.	Section 11.06 of the Servicing Addendum (Establishment of Escrow Accounts; Deposits in Escrow Accounts) is hereby amended as follows:

(i)	by adding the words “, entitled ‘in trust for the Trustee of the HarborView 2006-8 Trust Fund’” at the end of the first sentence of the first paragraph.

(ii)	by adding the following sentence after the first sentence of the second paragraph as follows:

The Servicer will be obligated to make Servicing Advances to the Escrow Account in respect of its obligations under this Section 11.06, reimbursable from the Escrow Accounts or Custodial Account to the extent not collected from the related Mortgagor, anything to the contrary notwithstanding, when and as necessary to pursuant to Section 11.08 hereof; provided, however, that Servicing Advances shall not be required to be made by the Servicer if such Servicing Advance would, if made, be, in the Servicer’s reasonable judgment, nonrecoverable.

31.	Section 11.13 of the Servicing Addendum (Title, Management and Disposition of REO Property) is hereby amended as follows:

(i)	the sixth, seventh and eighth sentences of the second paragraph are hereby deleted in their entirety and replaced by the following:

The Seller shall use its best efforts to dispose of each REO Property as soon as possible and shall sell each REO Property in any event within three (3) years after title has been taken to such REO Property, unless (a) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, or (b) the Seller determines, and gives an appropriate notice to the Master Servicer to such effect, that a longer period is necessary for the orderly liquidation of such REO Property and the Seller, at its expense, obtains an extension of time from the Internal Revenue Service to sell the REO Property or provides an opinion of counsel that the REMIC status is not affected if the Seller has not disposed of the REO Property within such three (3) year period. If a period longer than three (3) years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Seller shall report monthly to the Master Servicer as to the progress being made in selling such REO Property.

32.	Section 11.14 of the Servicing Addendum (Distributions) is hereby amended as follows:

(i)
by (a) deleting the words “on or” in the first line of the first sentence of the third paragraph; (b) deleting the words “the second Business Day following the” in the first sentence of the third paragraph and (c) deleting the word “second” in the second sentence of the third paragraph.

(ii)	by replacing “Monthly Prepayments” with “Monthly Payments” in the first paragraph.

(iii)	by adding the following paragraph after the third paragraph as follows:

Each remittance pursuant to this Section 11.14 shall be made by wire transfer of immediately available funds to, or by other means of transmission or transfer that causes funds to be immediately available in, the Distribution Account which shall have been designated by the Master Servicer.

33.	Section 11.15 of the Servicing Addendum (Remittance Reports) is hereby amended as follows:

(i)	by deleting the phrase “Determination Date” in the first line and replacing it with “tenth calendar day of each month”.

34.	Section 11.24 of the Servicing Addendum (Statement as to Compliance) and Exhibit 12 are hereby deleted in their entirety.

35.	Section 11.25 of the Servicing Addendum (Independent Public Accountants’ Servicing Report) is hereby deleted in its entirety.

36.	Exhibit 13 is hereby amended by inserting therein the reporting formats attached hereto as Exhibit Five.

37.	Exhibit 15 is hereby deleted in its entirety and replaced with Exhibit Four attached hereto.

EXHIBIT TWO

List of Mortgage Loans

EXHIBIT THREE

Servicing Agreement

EXHIBIT FOUR

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements.	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)
Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
X

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

EXHIBIT FIVE

Standard File Layout - Master Servicing

Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 10 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
BORROWER_NAME	The borrower name as received in the file. It is not separated by first and last name.		Maximum length of 30 (Last, First)	30
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11

Column Name	Description	Decimal	Format Comment	Max Size
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
			Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase, 70=REO	2
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11

Column Name	Description	Decimal	Format Comment	Max Size
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11

REPORTING DATA FOR DEFAULTED LOANS

Standard File Layout - Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.	MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.	MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts	MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.	MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer	MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close	MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed	MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.	MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure	MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action	MM/DD/YYYY

Column/Header Name	Description	Decimal	Format Comment
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY

Column/Header Name	Description	Decimal	Format Comment
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

Exhibit 2: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•	ASUM-Approved Assumption

•	BAP-Borrower Assistance Program

•	CO- Charge Off

•	DIL- Deed-in-Lieu

•	FFA- Formal Forbearance Agreement

•	MOD- Loan Modification

•	PRE- Pre-Sale

•	SS- Short Sale

•	MISC-Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•	Mortgagor

•	Tenant

•	Unknown

•	Vacant

The Property Condition field should show the last reported condition of the property as follows:

•	Damaged

•	Excellent

•	Fair

•	Gone

•	Good

•	Poor

•	Special Hazard

•	Unknown

Exhibit 2: Standard File Codes - Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Exhibit 2: Standard File Codes - Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

REALIZED LOSS CALCULATION INFORMATION

WELLS FARGO BANK, N.A. Form 332

Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan’s removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the “Statement Date”) in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.	The actual Unpaid Principal Balance of the Mortgage Loan.

2.	The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7.
Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

8.	Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.

10.	The total of lines 1 through 9.

Credits

11-17.
Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.	The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19.	The total derived from subtracting line 18 from 10. If the amount represents a realized gain, show the amount in parenthesis ( ).

WELLS FARGO BANK, N.A.
CALCULATION OF REALIZED LOSS

WELLS FARGO BANK, N.A. Trust: ___________________________

Prepared by: __________________ Date: _______________

Phone: ______________________

Servicer Loan No.      Servicer Name      Servicer Address

WELLS FARGO BANK, N.A.
Loan No._____________________________
Borrower’s Name:________________________________________________________
Property
Address:________________________________________________________________

Liquidation and Acquisition Expenses:
Actual Unpaid Principal Balance of Mortgage Loan	$ _______________(1)
Interest accrued at Net Rate	________________(2)
Attorney’s Fees	________________(3)
Taxes	________________(4)
Property Maintenance	________________(5)
MI/Hazard Insurance Premiums	________________(6)
Hazard Loss Expenses	________________(7)
Accrued Servicing Fees	________________(8)
Other (itemize)	________________(9)
$ _________________

Total Expenses	$ ______________(10)
Credits:
Escrow Balance	$ ______________(11)
HIP Refund	________________(12)
Rental Receipts	________________(13)
Hazard Loss Proceeds	________________(14)
Primary Mortgage Insurance Proceeds	________________(15)
Proceeds from Sale of Acquired Property	________________(16)
Other (itemize)	________________(17)
___________________
___________________
Total Credits	$________________(18)

Total Realized Loss (or Amount of Gain)	$___________________